NOVEMBER 2022 Investor Presentation // NYSE: FTK Exhibit 99.2

Forward-Looking Statements Certain statements set forth in this presentation constitute forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934) regarding Flotek Industries, Inc.’s business, financial condition, results of operations and prospects. Words such as will, continue, expects, anticipates, intends, plans, believes, seeks, estimates and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this press release. Although forward- looking statements in this presentation reflect the good faith judgment of management, such statements can only be based on facts and factors currently known to management. Consequently, forward-looking statements are inherently subject to risks and uncertainties, and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Further information about the risks and uncertainties that may impact the Company are set forth in the Company’s most recent filing with the Securities and Exchange Commission on Form 10-K (including, without limitation, in the "Risk Factors" section thereof), and in the Company’s other SEC filings and publicly available documents. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. The Company undertakes no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this presentation. Investor Presentation / August 2022 // 2

Company Overview


Marlow, OK
Monahans, TX
Raceland, LA
Houston, TX (HQ)
Abu Dhabi, UAE
Headquarters
Offices

FLOTEK INDUSTRIES (FTK)
Technology-driven chemistry and data analytics company

Founded:	**1985**
Employees:	**~155**
Countries with Clients:	**15+**
Corporate Headquarters:	**Houston**

Chemical Technologies

Energy Chemistry Technologies

Sustainable stimulation chemistry to maximize production and minimize environmental impact.

Commercial & Consumer Professional Chemistry

High-performance products for commercial and personal use.

Data Analytics

Digital Technologies & Data Analytics

Transforming business through real-time data, monitoring and visualization across the energy value chain.

FLOTEK Investor Presentation / August 2022 // 3

Our Vision And Mission Our Vision Flotek Industries, Inc. creates solutions to reduce the environmental impact of energy on air, water, land and people. Our Mission To be the collaborative ESG partner of choice for sustainable chemistry technology and digital analytics solutions. Value Proposition We collaborate and deliver sustainable, optimized chemistry and data solutions that maximize our customer’s value while improving their ESG profile. Sustainable Chemistry & Data Solutions Collaborative Partnerships Investor Presentation / August 2022 // 4

Strategic Priorities Flawless Execution Exemplary safety and service delivery Capital-light Growth No new capital required to support robust growth Environmental Leadership Focus on protecting people, land, air, and water Investor Presentation / August 2022 // 5 Sustainable Revenue 10-year contract with guaranteed minimum of $2B+ Focus on Profitability Upper quartile performance of SG&A as a percentage of revenue Strong Balance Sheet Low debt balance positions company to prosper through the cycle

Flawless Execution • ISO 9001, EPA, and FDA certification – no major findings • Maintained HSE regulatory compliance in the areas of: Air Permits, Storm Water Permits, Haz Mat Reporting, Haz Waste Reporting, OSHA Programs and Reporting. Flotek – HSE Metrics Year TRIR Average # of Employees Recordable Injuries Lost Time Days Restricted Days DART (Days Away) Auto Accidents 2018 0.963 357 5 180 0 0.385 2 2019 0.372 235 1 0 0 0.0 1 2020 0.800 188 2 29 59 0.40 1 2021 0.000 149 0 0 0 0 0 2022 YTD 0.670 144 1 0 0 0 0 Safety is Priority #1 Minimize Non-Productive Time (NPT) Investor Presentation / August 2022 // 6 • Focus on customer intimacy to align organizational capabilities with client needs • Built client fulfillment team to improve real-time communication with customers’ wellsite operations • Deployed real-time telemetry to entire ISO fleet to provide instant monitoring of field-deployed chemistry

100 150 200 250 300 350 400 Supportive Industry Fundamentals • E&P focus on production stability and margin, not growth and market share • Capital discipline has been resilient across the value chain • Focus on ROIC and returning capital to shareholders Increased Industry Stability – So Far This Cycle is Different US onshore: Active vs Working fleet count Number of fleets Investor Presentation / August 2022 // 7 Q2 21 Q3 21 Q4 21 Q1 22 *Weekly Fleet Counts Q3: 286 Avg Q2 22 Macro-environment factors • 7–10-year underinvestment in infrastructure • Continued supply chain disruptions Energy sector factors (OFS companies) • Equipment tightness expected over next +18 months • Lower capital intensity (replace vs build new) • Prioritize balance sheet strength Energy sector factors (Oil and gas operators) • OPEC spare production at historical low • Focus on developing known resources and less long-term exploration programs Q3 22

Profrac Partnership Benefits • $2.1B in revenue backlog over 10 years • Structure of contract provides for predictability of cash flow • Contract provides industry endorsement and is not exclusive • Scale allows for greater cost efficiency through procurement • Friction reducers covered by a cost-plus mechanism that ensures a minimum margin • Provides opportunity to upsell higher margin chemicals ProFrac Contract Proves FTK is Industry’s Collaborative Partner of Choice ProFrac Projected Contract Revenue Investor Presentation / August 2022 // 8 0 50 100 150 200 250 2022E 2023E 2024E 2025E 2026E 2027E 2028E 2029E 2030E 2031E 2032E

Gaining Market Share – Customer Consolidation Source: ProFrac ProFrac Strategy Supportive of Flotek Growth 44 Fleets by the end of 2022 November 1: ProFrac closes on acquisition of US Well Services (USWS) in all stock transaction Investor Presentation / August 2022 // 9

Gaining Market Share – Customer Consolidation

Market Share by Fleet

Built-in revenue growth

- ~286 average total NAM frac fleets in Q3
- Fully ramped ProFrac contract (30 fleets) translates to 10.5% market share
- Served 16 ProFrac fleets on average in Q3
- FTK entitled to provide chemistry by volume on the greater of 30 fleets or 70% of ProFrac's total fleet count
- Avg basin spend is $500k - $600k/month per fleet

Strong consolidation trend continues

- In March, ProFrac acquired FTS International (FTSI), a pure-play frac services provider with 25 total fleets
- In November, ProFrac closed on the acquisition of US Well Services
- Top 5 frac service providers account for ~70% of market

Current North America Frac Fleet


Other
Halliburton
Evolution
Calfrac
Cudd
Universal
Liberty
ProPetro
Nextier
Profrac

FLOTEK Investor Presentation / August 2022 // 10

Transactional Growth Managing for Rapid Growth Investor Presentation / August 2022 // 11 Transactional revenue expansion continues to outpace frac fleet market • 10% growth compared to Q2 2022 • 44% growth compared to Q3 2021 Transactional business produces higher margins • Higher proportion of value-added chemistry Q3 2022 Revenue Breakdown ProFrac Transactional

Flotek Revenue Opportunity Managing for Rapid Growth Quarterly Consolidated Revenue Investor Presentation / August 2022 // 12 $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 Q1 2020A Q2 2020A Q3 2020A Q4 2020A Q1 2021A Q2 2021A Q3 2021A Q4 2021A Q1 2022A Q2 2022A Q3 2022A Q4 2022E

Chemical Portfolio Strategy – Margin Improvement Investor Presentation / August 2022 Reducing costs • Reduced personnel costs while reinvesting in revenue generating roles - net annualized cost savings of $1MM+ $- $10,000 $20,000 $30,000 $40,000 $50,000 2017 2018 2019 2020 2021 2022 (Budget) G&A R&D Multiple Opportunities to Drive Improved Margins Top Quartile SG&A (% of Revenue) Corporate Spend COGS are the majority of cost Locked-in positive margin on industry loss-leading friction reducers In-basin deployment and blending • Establish forward staging areas • Reduction in product returns from customers Leverage volume spend • Strategic supply and economies of scale Technical reformulation support • Raw material cost reductions on key formulations // 13

Capital-light Growth Marlow Liquid Blending Facility • Capacity ~ 60MM gallons/year • 35 bulk storage tanks: 755k gallons • Heated bulk storage: 195k gallons • Ambient bulk storage: 560k gallons Low Asset Utilization Rate Means Minimal Capex Required For Growth Investor Presentation / August 2022 // 14

JP3 Gaining Traction Q3 agreement to provide 20 Verax® analyzers to ProFrac increases business momentum JP3 Natural Gas TAM = $1.1B Investor Presentation / August 2022 // 15 Natural Gas Crude Oil NGL Refined Product JP3 Total Addressable Market (TAM) = $1.3B Transmission Production Processing

Path to Positive Adjusted EBITDA Margin Revenue Growth + Expense Management + Capital Light Growth = Positive Adjusted EBITDA Margin Investor Presentation / August 2022 // 16 -80.0% -70.0% -60.0% -50.0% -40.0% -30.0% -20.0% -10.0% 0.0% Q1 2020A Q2 2020A Q3 2020A Q4 2020A Q1 2021A Q2 2021A Q3 2021A Q4 2021A Q1 2022A Q2 2022A Q3 2022E Q4 2022E 2022 Quarterly Adjusted EBITDA Margin Consistently improving Adjusted EBITDA margin over past 5 quarters provides evidence of progress toward positive margins

Strong Balance Sheet

Taking decisive action to preserve balance sheet strength and liquidity to weather all cycles

Cash Balance

- **November 8th, 2022 – $11.1MM**
- **September 30th, 2022 – $8.6MM**

ProFrac Equity Investment

- ProFrac invested $19.5MM in Flotek pre-funded warrants
- Purchase of pre-funded warrants completed at a 20% premium to 30-day VWAP

Real Estate Asset Optimization

- Waller, TX: Sold facility for $4.3MM in April, 2022
- Monahans, TX: Currently marketing property
- Calgary, Canada: Lease terminated at the end of February, 2022

Paycheck Protection Program (PPP)

- In Q1 2021 Flotek secured full forgiveness for JP3 PPP loan of $881k
- Filed for substantial forgiveness of Flotek's $4.8MM PPP loan

FLOTEK Investor Presentation / August 2022 // 17

Our Solutions: Accelerating ESG Goals For Our Customers Our strategy is to improve our customers’ ESG performance through green chemistry and digital transformation solutions. • Our products are positioned to deliver value in an ESG-focused world. • We help our partners and customers enhance their license to operate through green chemistry and data analytics. • Our green chemistry technologies reduce total cost of ownership and environmental risk. • Our real-time data analytics help transform businesses, reducing their carbon footprint, energy consumption and emissions. • Market expansion opportunities through ESG partnerships and adjacent markets (industrial, geothermal, agriculture, solar, and advancing blue/turquoise hydrogen). Flotek Green Chemistry High-performance green chemistry Bio-based chemistry portfolio reduces liabilities in the event of cleanup or spills Sustainable water use Reduce volumes/usage of fresh water and increase usage of produced water Reduced greenhouse gas emissions and waste Reducing carbon footprint, energy consumption and emissions through more efficient operations and real-time monitoring A partnership with far-reaching positive effects Maximize the convergence of asset performance, environmental protection, economic value and safety of the community Reduced environmental impact & risk Patented portfolio of products based on naturally sustainable, biodegradable, non-toxic plant terpenes Investor Presentation / August 2022 // 18

// Appendix // 19

Recent Financials Unaudited Condensed Consolidated Statement of Operations (in thousands, except share data) // 20 Three Months Ended Nine Months Ended 9/30/2022 9/30/2021 6/30/2022 9/30/2022 9/30/2021 Revenue: Revenue from external customers $ 15,206 $ 8,847 $ 12,824 $ 38,412 $ 29,782 Revenue from related party 30,417 1,332 16,549 49,462 1,332 Total revenues 45,623 10,179 29,373 87,874 31,114 Cost of goods sold 47,465 4,022 31,678 92,500 26,876 Gross loss (1,842) 6,157 (2,305) (4,626) 4,238 Operating costs and expenses: Selling, general, and administrative 9,035 4,092 7,431 21,345 14,379 Depreciation and amortization 177 233 182 554 793 Research and development 985 1,186 1,115 3,515 4,194 Gain on sale of property and equipment (10) 14 (1,914) (1,916) (55) Gain on lease termination — — — (584) — Change in fair value of contract consideration convertible notes payable 4,250 — (17,158) (9,016) — Total operating costs and expenses 14,437 5,525 (10,344) 13,898 19,311 Income (loss) from operations (16,279) 632 8,039 (18,524) (15,073) Other income (expense): Paycheck protection plan loan forgiveness — — — — 881 Interest expense (2,321) (18) (1,597) (4,586) (53) Other income (expense) , net (187) (102) (104) (67) (62) Total other income (expense), net (2,508) (120) (1,701) (4,653) 766 Income (loss) before income taxes (18,787) 512 6,338 (23,177) (14,307) Income tax expense (7) (3) (98) (101) (30) Net Income (loss) $ (18,794) $ 509 6,240 (23,278) (14,337) Income (loss) per common share: Basic $ (0.25) $ 0.01 $ 0.08 $ (0.31) $ (0.21) Diluted $ (0.25) $ 0.01 $ (0.05) $ (0.31) $ (0.21) Weighted average common shares: Weighted average common shares used in computing basic loss per common share 75,312 69,324 74,861 74,095 68,665 Weighted average common shares used in computing diluted loss per common share 75,312 70,176 124,335 74,095 68,665

Unaudited Condensed Consolidated Balance Sheets (in thousands, except share data) // 21 September 30, 2022 December 31, 2021 ASSETS Current assets: Cash and cash equivalents $ 8,508 $ 11,534 Restricted cash 100 1,790 Accounts receivable, net of allowance for doubtful accounts of $566 and $659 at September 30, 2022 and December 31, 2021, 17,597 13,297 Accounts receivable, related party 25,916 — Inventories, net 19,189 9,454 Other current assets 4,309 3,762 Current contract asset 7,196 — Assets held for sale 535 2,762 Total current assets 83,350 42,599 Long-term contract assets 73,878 Property and equipment, net 4,781 5,296 Operating lease right-of-use assets 1,715 2,041 Deferred tax assets, net 278 279 Other long-term assets 17 29 TOTAL ASSETS $ 164,019 $ 50,244 LIABILITIES AND STOCKHOLDERS’ EQUITY Current liabilities: Accounts payable 29,653 7,616 Accrued liabilities 9,400 8,996 Income taxes payable 104 4 Interest payable 118 82 Current portion of operating lease liabilities 653 602 Current portion of finance lease liabilities 35 41 Current portion of long-term debt 1,853 1,436 Convertible notes payable 19,055 — Contract consideration convertible notes payable 73,030 — Total current liabilities 133,901 18,777 Deferred revenue, long-term 74 91 Long-term operating lease liabilities 6,582 7,779 Long-term finance lease liabilities 29 53 Long-term debt 2,935 3,352 TOTAL LIABILITIES 143,521 30,052 Stockholders’ equity: Common stock, $0.0001 par value, 240,000,000 shares authorized; 83,424,763 shares issued and 77,283,733 shares outstanding at September 30, 2022 ; 79,483,837 shares issued and 73,461,203 shares outstanding at December 31, 2021 8 8 Additional paid-in capital 386,958 363,417 Accumulated other comprehensive income (loss) 292 81 Accumulated deficit (332,492) (309,214) Treasury stock, at cost; 6,141,030 and 6,022,634 shares at September 30, 2022 and December 31, 2021, respectively (34,268) (34,100) Total stockholders’ equity 20,498 20,192 TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY $ 164,019 $ 50,244

Unaudited Condensed Consolidated Statements of Cash Flows (in thousands) // 22 Nine months ended September 30, 2022 2021 Cash flows from operating activities: Net loss $ (23,278) $ (14,337) Adjustments to reconcile net loss to net cash used in operating activities: Change in fair value of contingent consideration (106) (701) Change in fair value of contract consideration convertible notes payable (9,016) — Amortization of convertible note issuance costs 663 — Payment-in-kind interest expense 3,861 — Amortization of contract assets 1,986 — Depreciation and amortization 554 793 Provision for doubtful accounts, net of recoveries 147 (42) Inventory purchase commitment settlement — (7,633) Provision for excess and obsolete inventory 666 687 Inventory write down 1,036 — Gain on sale of property and equipment (1,916) (55) Gain on lease termination (584) — Non-cash lease expense 168 223 Stock compensation expense 2,262 2,710 Deferred income tax (benefit) expense 1 13 Paycheck protection plan loan forgiveness — (881) Changes in current assets and liabilities: Accounts receivable (5,748) 111 Accounts receivable, related party (24,616) — Inventories (11,373) 2,330 Income taxes receivable 3 405 Other assets (537) (1,696) Contract assets, net (3,600) — Accounts payable 22,036 (604) Accrued liabilities 493 415 Operating lease liabilities (404) — Income taxes payable 100 (53) Interest payable 36 36 Net cash used in operating activities (47,166) (18,279) Cash flows from investing activities: Capital expenditures (175) (31) Proceeds from sale of assets 4,215 74 Net cash provided by investing activities 4,040 43 Cash flows from financing activities: Proceeds from issuance of convertible notes 21,150 — Payment of issuance costs of convertible notes (1,084) — Proceeds from issuance of warrants 19,500 — Payment of issuance costs of stock warrants (1,170) — Payments to tax authorities for shares withheld from employees (191) (407) Proceeds from issuance of stock 24 — Purchase from sale of common stock — Payments for finance leases (30) (44) Net cash provided by (used in) provided by financing activities 38,199 (451) Effect of changes in exchange rates on cash and cash equivalents 211 (70) Net change in cash, cash equivalents and restricted cash (4,716) (18,757) Cash and cash equivalents at the beginning of period 11,534 38,660 Restricted cash at the beginning of period 1,790 664 Cash and cash equivalents and restricted cash at beginning of period 13,324 39,324 Cash and cash equivalents at end of period 8,508 20,527 Restricted cash at the end of period 100 40 Cash, cash equivalents and restricted cash at end of period $ 8,608 $ 20,567

Unaudited Reconciliation of Non-GAAP Items and Non-Cash Items Impacting Earnings
(in thousands)

	Three Months Ended			Nine Months Ended	
	9/30/2022	9/30/2021	6/30/2022	9/30/2022	9/30/2021
Net income (loss)	$ (18,794)	$ 509	$ 6,240	$ (23,278)	$ (14,337)
Interest expense	2,321	18	1,597	4,586	53
Interest income	—	(1)	—	—	(9)
Income tax (benefit) expense	7	3	98	101	30
Depreciation and amortization	177	233	182	554	793
EBITDA (Non-GAAP)	(16,289)	762	8,117	(18,037)	(13,470)
Stock compensation expense	671	960	852	2,263	2,710
Severance and retirement	(219)	11	610	387	991
M&A transaction costs	28	(401)	(228)	(106)	(458)
Inventory write down	1,036	—	—	1,036	—
(Gain) loss on disposal of assets	(10)	14	(1,914)	(1,916)	(55)
Gain on lease termination	—	—	—	(584)	—
Contract consideration convertible notes payable revaluation adjustment	4,250	—	(17,158)	(9,016)	—
Amortization of contract assets	1,249	—	737	1,986	—
PPP loan forgiveness	—	—	—	—	(881)
Employee retention credit	—	(927)	—	—	(2,851)
Non-Recurring professional fees	882	993	1,742	2,899	2,046
Inventory Purchase Commitment Settlement	—	(7,633)	—	—	(7,633)
Inventory Step-Up	—	(78)	—	—	2
Winter Storm (Natural Disaster)	—	—	—	—	199
Adjusted EBITDA (Non-GAAP)	$ (8,402)	$ (6,299)	$ (7,242)	$ (21,088)	$ (19,400)

(1) Management believes that adjusted EBITDA for the three and nine months ended September 30, 2022 and 2021, and the three months ended June 30, 2022, is useful to investors to assess and understand operating performance, especially when comparing those results with previous and subsequent periods. Management views the expenses noted above to be outside of the Company's normal operating results. Management analyses operating results without the impact of the above items as an indicator of performance, to identify underlying trends in the business and cash flow from continuing operations, and to establish operational goals.

FLOTEK

// 23

PROFORMA SHARE COUNT CALCULATION // 24 Notes: 1) Proforma share count assumes maximum potential dilution. 2) Proforma share count excludes approximately 6MM treasury shares and shares reserved for equity compensation. Shares (MM) Current Shares Outstanding 78 Convertible Notes – First Tranche 36 Convertible Notes – Second Tranche 63 Pre-funded Warrants 13 Unvested Equity Awards 7 Total Proforma Diluted Shares 197

ACCOUNTING FOR CONVERTIBLE NOTES • Under ASC 718 (stock compensation), the contract notes are recorded at fair value upon issuance and remeasured to fair value quarterly with changes in fair value recorded as gains or losses. • Fair value is based on 3rd party valuation from Andersen and driven mainly by Flotek’s stock price, but is also impacted by the discount rate and other assumptions. • An increase in stock price results in an increase in fair value and is recorded as a non-cash loss. • In Q3 2022 we booked a non-cash loss of $4.25MM. While FTK stock remained approximately flat between June 30 and September 30, we experienced a change in discount rate assumption methodology. • A decline in stock price results in a decrease in fair value and is recorded as a non-cash gain. • In Q2 2022 we booked a non-cash gain of $17.2MM as FTK stock declined 21% between March 31 and June 30. • The Convertible Notes were issued to Profrac as contract consideration (“contract notes”) and recorded as debt and as a contract asset on Flotek’s books. • We will continue to record changes in fair value until the notes convert into Flotek common stock. • The valuation methodology can be read in its entirety in the 10Q. // 25

ACCOUNTING FOR CONTRACT ASSETS • Each quarter we will book non-cash contract asset amortization (revenue reduction) based on the value of the convertible notes issued to ProFrac amortized over the 10-year life of the Supply Agreement. • Amortization is based on a ten-year terms-based contract forecast. • In Q3 we booked a non-cash revenue reduction of $1.249MM compared to a Q2 reduction of $737,000. // 26 Years ending December 31, Estimated Amortization 2022 (excluding nine months ended September 30) 1,451 2023 7,918 2024 8,692 2025 8,692 2026 8,692 Thereafter through May 2032 45,629 Total contract assets 81,074

ACCOUNTING FOR PRE-FUNDED WARRANTS • Pre-funded warrants issued on June 21, 2022 to Profrac for $19.5 million cash • Net cash proceeds of $18.33 million • Shareholder vote required to exercise • Exercise price and fee of $4,500,000 for 13,104,839 shares will be paid by Profrac when exercised (effectively $.34/share) to convert to common shares • Warrants recorded as equity rather than liability • No income statement impact except for the potential higher share count and associated earnings per share dilution // 27

Investor Contact Bernie Colson SVP – Corporate Development & Sustainability investors@flotekind.com (713) 726-5322 // NYSE: FTK